UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2013

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2013, GPT Property Trust LP (the “Borrower”), the operating subsidiary of Gramercy Property Trust Inc. (the “Company”), entered into an Amended and Restated Credit and Guaranty Agreement (the “Amended and Restated Credit Agreement”), by and among the Borrower, the Company and certain of its subsidiaries, as guarantors, the lenders party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith as joint lead arrangers, Deutsche Bank Securities Inc. as sole bookrunner, and Bank of America, N.A. and RBC Capital Markets as co-syndication agents, which amends and restates the existing Credit and Guaranty Agreement, dated as of September 4, 2013 (the “Existing Credit Agreement”).

The Amended and Restated Credit Agreement makes the following principal changes to the Existing Credit Agreement: (i) designates certain properties as borrowing base properties and modifies certain terms and provisions to conform to the addition of those properties, (ii) provides availability to allow the Borrower to borrow under the Amended and Restated Credit Agreement in accordance with the terms thereof, and (iii) adds Merrill Lynch, Pierce, Fenner & Smith as a joint lead arranger, and Bank of America, N.A. and RBC Capital Markets as co-syndication agents. All other material terms of the Existing Credit Agreement, as described in our Current Report on Form 8-K filed on September 10, 2013 (including, without limitation, affirmative and negative covenants, financial covenants, events of default and representations and warranties), have not been changed by the Amended and Restated Credit Agreement and remain in full force and effect.

The foregoing does not constitute a complete summary of the terms of the Amended and Restated Credit Agreement and reference is made to the complete text of the governing document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
10.1	Amended and Restated Credit and Guaranty Agreement, dated as of September 24, 2013, by and among GPT Property Trust LP, as borrower, Gramercy Property Trust Inc. and certain of its subsidiaries, as guarantors, the lenders party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith as joint lead arrangers, Deutsche Bank Securities Inc. as sole bookrunner, and Bank of America, N.A. and RBC Capital Markets as co-syndication agents.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2013	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon. W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Amended and Restated Credit and Guaranty Agreement, dated as of September 24, 2013, by and among GPT Property Trust LP, as borrower, Gramercy Property Trust Inc. and certain of its subsidiaries, as guarantors, the lenders party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith as joint lead arrangers, Deutsche Bank Securities Inc. as sole bookrunner, and Bank of America, N.A. and RBC Capital Markets as co-syndication agents.